Exhibit 10.5

Execution Version

AMENDMENT TO STOCK ESCROW AGREEMENT

THIS AMENDMENT TO STOCK ESCROW AGREEMENT (this “Amendment”) is made and entered into as of December 19, 2018, by and among (i) Draper Oakwood Technology Acquisition, Inc., a Delaware corporation (the “Company”), (ii) DOTA Holdings Limited, a Cayman Islands exempted company, which will be known after the consummation of the transactions contemplated by the Business Combination Agreement (as defined below) as “Reebonz Holding Limited” (“Pubco”), (iii) Draper Oakwood Investments, LLC, a Delaware limited liability company (“Founder”), and (iv) Continental Stock Transfer & Trust Company, a Delaware corporation, as escrow agent (“Escrow Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Escrow Agreement (as defined below) (and if such term is not defined in the Stock Escrow Agreement, then the Business Combination Agreement).

RECITALS

WHEREAS, the Company, Founder and Escrow Agent are parties to that certain Stock Escrow Agreement, dated as of September 14, 2017 (the “Stock Escrow Agreement”), pursuant to which Founder, as a condition to the Company’s underwriting agreement with Early Bird Capital, Inc., agreed to deposit 1,437,500 shares of its Class F Common Stock of the Company (“Founder’s Shares”) into escrow with the Escrow Agent;

WHEREAS, on September 4, 2018, (i) Pubco, (ii) the Company, (iii) DOTA Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), (iv) the Founder, solely in the capacity as the Purchaser Representative thereunder, (v) Reebonz Limited, a Singapore corporation (“Reebonz”), and (vi) each of the holders of capital shares of Reebonz (the “Sellers”) entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”) (a) the Company will merge with and into Merger Sub, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Merger”), and with holders of the Company’s securities receiving substantially equivalent securities of Pubco, and (b) Pubco will (the “Securities Exchange” and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”) (i) acquire all of the issued and outstanding capital shares of Reebonz from the Sellers in exchange for ordinary shares of Pubco, with Reebonz becoming a wholly-owned subsidiary of Pubco, and (ii) assume Reebonz’s outstanding options, warrants and other convertible securities (with equitable adjustments to the number and exercise price of such assumed options, warrants and other convertible securities) with the result that such assumed options, warrants and other convertible securities shall be exercisable into ordinary shares of Pubco;

WHEREAS, pursuant to that certain Forfeiture and Satisfaction Agreement, dated as of the date hereof, by and among the Founder, the Company, Pubco, and EarlyBirdCapital, Inc., the Founder agreed to forfeit, effective immediately prior to the consummation of the Business Combination, 718,750 shares of its Class F Common Stock, and consequently, following the consummation of the Business Combination, 718,750 ordinary shares of Pubco will be held by the Escrow Agent pursuant to this Agreement; and

WHEREAS, the parties hereto desire to amend the Stock Escrow Agreement to add Pubco as a party to the Stock Escrow Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance thereunder of ordinary shares of Pubco in exchange for the Company’s outstanding shares.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Stock Escrow Agreement. The parties hereby agree to add Pubco as a party to the Stock Escrow Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Stock Escrow Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Stock Escrow Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Stock Escrow Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to Stock Escrow Agreement. The parties hereto hereby agree to the following amendments to the Stock Escrow Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Stock Escrow Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Escrow Shares” as used in the Stock Escrow Agreement shall include any and all ordinary shares of Pubco into which the Founder’s Shares on deposit with the Escrow Agent automatically convert upon the effectiveness of the Merger (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities), which ordinary shares of Pubco shall continue to be held as Escrow Shares after the Closing in accordance with the terms and conditions of the Stock Escrow Agreement. The parties further agree that any reference in the Stock Escrow Agreement to “Common Stock” or “Class F Common Stock” will instead refer to the ordinary shares of Pubco (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) Section 6.6 of the Stock Escrow Agreement is hereby amended to add the following address for notices to Pubco under the Stock Escrow Agreement immediately after the address for the Company:

“If to Pubco, to:

Reebonz Holding Limited
5 Tampines North Drive 5
Singapore 528548
Attn: Chief Executive Officer”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall only become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Stock Escrow Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Stock Escrow Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Stock Escrow Agreement in the Stock Escrow Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Stock Escrow Agreement, as amended by this Amendment (or as the Stock Escrow Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Stock Escrow Agreement, including without limitation Section 6.1 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to Stock Escrow Agreement to be signed and delivered by its respective duly authorized officer as of the date first above written.

The Company:

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:
Name:
Title:

Pubco:

DOTA HOLDINGS LIMITED

By:
Name:
Title:

Founder:

DRAPER OAKWOOD INVESTMENTS, LLC

By:
Name:
Title:

Escrow Agent:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

[Signature Page to Amendment to Stock Escrow Agreement]

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